UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (date of earliest event reported): March 18, 2008

Furniture Brands International, Inc.

(Exact name of Registrant as specified in charter)

Delaware	001-00091	43-0337683
(State of Incorporation)	(Commission	(IRS Employer
	File Number)	Identification Number)

101 South Hanley Road, St. Louis, Missouri 63105

(Address of principal executive offices) (zip code)

(314) 863-1100

(Registrant’s telephone number, including area code)

None

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
(c)

On March 18, 2008, the Company announced the appointment of Steven G. Rolls, 53, as Senior Vice President and Chief Financial Officer. Prior to joining the company, Mr. Rolls served since 2006 as Chief Financial Officer of Global Energy, Inc., a privately held environmental technology company. Prior to that, since June 1998 he served in various positions at Convergys Corporation (NYSE: CVG), a relationship management solutions company for businesses, most recently as Executive Vice President of the Customer Management Group from 2002 to 2006.

A copy of the press release, dated March 18, 2008, announcing the appointment of Steven G. Rolls as Senior Vice President and Chief Financial Officer is furnished as Exhibit 99.1 to this Form 8-K and incorporated by reference herein.

Item 9.01 (d)	Financial Statements and Exhibits. Exhibits
See Exhibit Index.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Furniture Brands International, Inc.

By:	/s/ Richard R. Isaak
Name: Richard R. Isaak
Title: Controller and Chief Accounting Officer

Dated March 24, 2008

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release issued by the Company, dated March 18, 2008, announcing the hiring of Steven G. Rolls as Senior Vice President and Chief Financial Officer.